UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – AUGUST 31, 2011

ARDENT MINES LIMITED

(Exact name of Registrant as specified in its charter)

NEVADA	000-50994	88-0471870
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 10th Floor

New York, NY 10005

(Address of principal executive offices)

778-892-9490

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On August 31, 2011, the management of Ardent Mines Limited (the “Company”) disclosed that the Company had ceased to be a “shell company” as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.  In connection with this development, the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 (the “Annual Report”) included the information which is required by U.S. Securities and Exchange Commission Form 10, the General Form for the Registration of Securities Pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934 (“Form 10”).  The Annual Report, including but not limited to the information required by Form 10 and all exhibits thereto, is incorporated herein by reference thereto.  The Company is filing this Report on Form 8-K, including the information contained in Form 10, for purposes of compliance with Rule 144(i)(2) promulgated under the Securities Act of 1933, as amended.

Item 5.06.	Change in Shell Company Status.

On August 31, 2011, the Company’s management disclosed that the Company had ceased to be a “shell company” as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.  In connection with this development, the Company’s Annual Report included the information which is required by Form 10, as described in the Explanatory Note above.  The Annual Report, including but not limited to the information required by Form 10 and all exhibits thereto, is incorporated herein by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 3.1	Certificate of Incorporation, incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on November 30, 2000.

Exhibit 3.2	Bylaws, incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on November 30, 2000.

Exhibit 10.1

Trust Agreement between Taras Chebountchak and Ardent Mines Limited, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 7, 2007.

Exhibit 10.2

Consulting Agreement between Ardent Mines Limited and Natasha Lysiak, Independent Consultant, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 10-KSB, filed with the Securities and Exchange Commission on September 28, 2007.

Exhibit 10.3

Consulting Agreement between Ardent Mines Limited and Executive Consulting Services Group, dated as of September 1, 2010, incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on September 28, 2010.

Exhibit 10.4

Corporate Development Services Agreement, by and between Ardent Mines Limited and CRG Finance AG, dated as of September 27, 2010, incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on September 28, 2010.

Exhibit 10.5

Promissory Note, by and between the Company and CRG Finance AG, dated as of August 31, 2010, incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 15, 2010.

Exhibit 10.6

Letter of Intent to Acquire Rio Sao Pedro Mineracao LTDA, by and between the Company and Rio Sao Pedro Mineracao LTDA, dated as of September 25, 2010, incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 15, 2010.

Exhibit 10.7

Employment Agreement, by and between the Company and Leonardo Riera, dated as of September 27, 2010, incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 15, 2010.

Exhibit 10.8

Convertible Promissory Note, by and between the Company and CRG Finance AG, dated as of October 19, 2010, incorporated by reference to Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 15, 2010.

Exhibit 10.9

Agreement, by and between the Company and Luciano de Freitas Borges, dated as of December 9, 2010, incorporated by reference to Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on February 14, 2011.

Exhibit 10.10

Exploration and Acquisition Agreement, by and between the Company and Afrocan Resources Ltd., dated as of December 12, 2010, incorporated by reference to Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on February 14, 2011.

Exhibit 10.11

Exploration and Acquisition Agreement, by and between the Company and Afrocan Resources Ltd., dated as of December 12, 2010, incorporated by reference to Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on February 14, 2011.

Exhibit 10.12

Purchase Agreement by and between the Company, Gold Hills Mining Ltda. and the shareholders of Gold Hills Mining Ltda., dated as of May 4, 2011, incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 10.13

Stock Option Plan, adopted as of May 12, 2011, incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 10.14

Form of Stock Option Agreement, with schedule of grants appended, incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 14.1	Code of Ethics, incorporated by reference to Exhibit 14.1 to the Company’s Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on October 14, 2003.

Exhibit 21	List of Subsidiaries, incorporated by reference to Exhibit 21 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 23.1

Consent of Jeffrey Volk, Geologist, SRK Consulting (U.S.), Inc. to filing of Technical Report on Exploration, dated as of July 5, 2011, incorporated by reference to Item 24 of Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2011.

Exhibit 31.1

Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit 31.1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 31.2

Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit 31.2 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 32.1

Certification of the Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit 32.1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 32.2

Certification of the Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, incorporated by reference to Exhibit 32.2 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on August 31, 2011.

Exhibit 99.1

NI 43-101 Technical Report on Exploration, dated July 5, 2011, incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARDENT MINES LIMITED By: /s/ Urmas Turu
Title: Interim Chief Executive Officer Name: Urmas Turu

Date:  December 6, 2012